                              AIM CONSTELLATION FUND

[AIM LOGO APPEARS HERE]       SEMIANNUAL REPORT                   APRIL 30, 1997

                        ------------------------------
                             AIM CONSTELLATION FUND

                                For shareholders

                         who seek capital appreciation

                             through investments in

                              common stocks, with

                            emphasis on medium-size

                              and smaller emerging

                               growth companies.
                        ------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.

o The Fund's average annual total returns, including sales charges, for periods ended 3/31/97, the most recent calendar quarter-end, were as follows: one-year, -2.83%; five years, 13.71%; 10 years, 14.19%.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

o        Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Standard & Poor's Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.

o The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-size company stock universe.

o The Lipper Mid-Cap Fund Index represents an average of the performance of middle-capitalization growth funds. Results shown reflect reinvestment of dividends. Lipper Analytical Services, Inc. is an independent mutual fund performance monitor.

o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    Mutual funds, annuities, and other investments are not insured by the
       FDIC or any other government agency; are not deposits or other obligations of, or guaranteed by, any bank or any affiliate;
        and are subject to investment risks, including possible loss of principal amount invested.


  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter
                   Dear Fellow Shareholder:

                   We have seen a great deal of change in the markets during
    [PHOTO OF      the past few months, change that has been unsettling even
    Charles T.     for experienced market watchers.
      Bauer,          In many instances the change has occurred suddenly as the
   Chairman of     markets have fluctuated widely during the past six months.
   the Board of    The popular Dow Jones Industrial Average of 30 large
     THE FUND,     companies ranged from just over 7000 to just below 6400
  APPEARS HERE]    before strengthening once again and regaining its lost
                   ground. Both the Russell 2000 Index, judged to be the benchmark for small-cap stocks, and the Dow recently have set records.
                      The point we want to emphasize is that such volatility
                   seems to be the norm rather than the exception in the
current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
   What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
   Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
   Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
   It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.



                      -----------------------------------
                                In every market,

                         there is always some segment,

                        and some investment strategies,

                      that occasionally fall out of favor.
                      -----------------------------------





                                                         Continued on next page

                                                           The Chairman's Letter

                      -----------------------------------
                                   It's also

                                  a good idea

                        to reassess your financial goals

                               periodically with

                           your financial consultant.
                      -----------------------------------

   On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Managers' Overview

FUND CONTENDS WITH STRENGTH OF LARGE-COMPANY STOCKS
--------------------------------------------------------------------------------
A roundtable discussion with the Fund management team for AIM Constellation
Fund for the six-month period ended April 30, 1997.

Q.   HOW DID AIM CONSTELLATION FUND PERFORM DURING THE REPORTING PERIOD?

A. AIM Constellation Fund, like similar funds, was bucking a market that continued to dote on large-company Stocks. Total return was-2.41% for the six months covered by this report, comparable to that of other funds that target the mid-capitalization market; total return for the Lipper Mid-Cap Fund Index was-1.78% over the same period. Compared with longer-term performance, Fund performance was disappointing. However, within a month of the reporting period's close, the Fund had rebounded. For the period 10/31/96 through 5/31/97, it produced a total return of 7.43%.

Q.   WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A. Three factors shaped a difficult market environment for the Fund: First was the strong performance of large-cap stocks. Second was the continued narrowness of a market led by a relatively small number of stocks. And finally, certain sectors in which the Fund is heavily invested, particularly technology, were weak during the six months covered by this report.

Q.   WHY HAVE LARGE-CAP STOCKS BEEN STRONG?

A. Heightened market volatility, uneasiness about earnings trends, and uncertainty about the economy's direction have driven investors to the relative safety and liquidity of stocks in big, predictable companies. It's a phenomenon often termed a "flight to quality." Historically, small- and mid-cap stocks have offered excellent returns for investors, but they tend to be more volatile than stocks of large, better-known corporations. As a result, large-company stocks continued to outperform small- and mid-cap stocks. During the six months covered by this report, the S&P 500, an index of large-company stocks, produced a total return of 14.71%. By contrast, the S&P 400 index of mid-capitalization stocks produced a total return of 6.88%, and the small-cap-dominated NASDAQ Composite Index produced a 3.23% return.

Q.   WHAT DO YOU MEAN BY "THE NARROWNESS OF THE MARKET?"

A. In a narrow market, the performance of a market index is generated by comparatively few stocks. For example, during 1996, four stocks--Microsoft, Intel, Cisco, and Oracle--accounted for 70% of the NASDAQ index's return; Intel alone represented 36%.
        Such an unusual environment presents a challenge for a diversified mutual fund such as AIM Constellation Fund, which has a relatively small holding of each security in its portfolio. AIM Constellation Fund had a total of 323 holdings as of the close of the reporting period. Keep in mind that while such diversification means the Fund will not capture all the positive returns a narrow market may offer when it is going up, it also means the Fund may not experience all the negative returns during a downturn.

Q. WITH MANY TECHNOLOGY STOCKS LAGGING, WHY DO YOU STILL OWN A LARGE NUMBER OF TECH STOCKS?

A. Technology is one field where the Fund is overweighted compared to the bench mark S&P 400 index. The technology sector represented about 34% of the Fund's portfolio as of April 30, whereas technology is only about 10% of the S&P 400. So the impact of the tech group's decline has been greater on the Fund than on the index.
        This sector has had its difficulties. In a technology universe of 600 stocks followed by Bear Stearns, by April 1, 1997, the average software company stock was down 53% from its 1996 peak. Many tech stocks, especially those of smaller companies, have never fully recovered from the sell-off that hit last summer.
        But many technology companies have reported excellent earnings for the first quarter of 1997, and our stock-selection process has found a number of technology companies we consider very promising. However, they are different from the ones we owned when the reporting period opened.
        For example, as of October 31, 1996, computer networking stocks represented more than 5% of net assets; that had been cut back to 0.88% by the close of the reporting period. The networking field has become more problematic as networking has become more complex and the field increasingly competitive. Stock of networking device maker 3COM, for example, was hard hit when this part of the tech sector fell out of favor. During the six months covered by this report, we trimmed the number of networking device makers held by the portfolio from 11 to four.
        The Fund has migrated into other areas of the technology sector. Holdings of semiconductor makers were up significantly during the six-month reporting period. These are chiefly makers of high-value, noncommodity, specialized semiconductor products, including Xilinx and LSI Logic,


           See important Fund & index disclosures inside front cover.

The Managers' Overview

Portfolio Composition
=====================

As of 4/30/97

Number of Holdings: 323

==========================================================================================
TOP 10 INDUSTRIES                          TOP 10 COMMON STOCKS
==========================================================================================
1.   Computer Software/Services   10.45%   1.   Dell Computer Corp.          1.09%
2.   Retail (Stores)                8.85   2.   Tenet Healthcare Corp.       1.09
3.   Medical (Patient Services)     8.74   3.   HEALTHSOUTH Corp.            1.04
4.   Semiconductors                 7.80   4.   Microsoft Corp.              1.03
5.   Telecommunications             5.01   5.   Service Corp. International  1.01
6.   Finance (Consumer Credit)      4.52   6.   Compaq Computer Corp.        0.98
7.   Computers MINI/PCs             3.61   7.   Sun Microsystems, Inc.       0.98
8.   Oil Equipment and Supplies     3.44   8.   Cardinal Health, Inc.        0.97
9.   Medical (Drugs)                2.86   9.   Parametric Technology Co.    0.89
10.  Retail (Food & Drug)           2.56   10.  Oxford Health Plans, Inc.    0.81
==========================================================================================

     Of course the portfolio's composition is subject to change, and there is no assurance it will continue to hold any particular security.

     which we believe possess a significant competitive advantage over makers of commodity semiconductors.

     Despite the potential uncertainty in the short run, keep in mind that technology has been the chief engine of economic expansion the past few years, generating up to one-third of all economic growth by some estimates. We think this sector still offers high growth possibilities over the long term.

Q.   YOU ALSO OWN QUITE A FEW HEALTH-CARE STOCKS. HOW HAVE THEY PERFORMED?

A. The Fund's next largest weighting is in health care. Here again, the Fund is relatively overweighted compared to the S&P 400 (approximately 14% of the Fund's portfolio as opposed to about 10% of the index).
        Health-care stocks have been volatile as this changing industry sorts out its leaders and laggards. We have emphasized three major areas where there appears to be attractive potential for earnings growth: hospitals, which are benefiting from ongoing consolidation efforts; assisted living facilities, with their appeal to the elderly; and health maintenance organizations, which continue to lead the efficiency drive in this industry and have recently improved their pricing structure.
        Many of the Fund's health-care holdings reflect the ferment in this field: Genesis Health Ventures, which specializes in integrated health services for the elderly; United HealthCare, a managed-care provider with a growing enrollment; and MedPartners, a rapidly growing physician practice management company.
        When market sentiment toward the technology and health-care sectors becomes more favorable, the Fund's overweighted positions will be a decided advantage.

Q.   WHAT IS YOUR MARKET OUTLOOK FOR MID-CAP STOCKS?

A. We remain confident about them. Many of their prices have been flat or have been pressured lower, without regard for the higher potential for earnings growth projected by many analysts. That means that the Fund has been able to make stock selections while prices for many attractive companies are near their lowest for the year. By comparison, prices for stocks in many large companies are at record levels despite slower projected growth rates for future earnings. When current concerns about the direction of the economy and interest rates subside, the market should return its valuation focus to growth potential--a boost for stocks in faster-growing small and midsize companies.
        The recent disparity in the performance of large-capitalization versus small-capitalization stocks is highly unusual. Morgan Stanley has calculated that the spread in relative performance of the large-cap S&P 500 versus the small-cap Russell 2000 Index is the widest since that Russell index was launched in 1979. Many observers think the time is ripe for market sentiment to change and warm to smaller and mid-cap stocks, which were attractively priced when the period covered by this report closed. Such a change would bode very well for funds such as AIM Constellation Fund.
        In fact, just after the close of the six-month period covered by this report, the market recovered from the 9.8% decline it registered from mid-March through mid-April of 1997, and for the first time in a long time, stocks of smaller and midsize companies participated in the rally. It is too early to declare that the corner has been turned, but it is possible that the narrow market has at last begun to broaden.

Q.   WHAT IS YOUR OUTLOOK FOR THE MARKET IN GENERAL?

A. After two extraordinary years of double-digit returns on stocks, professionals were warning about the potential for a market correction, with some making bearish forecasts. Nevertheless, after the near correction of early spring, the markets recovered swiftly. And with corporate profits strong, the optimism seems well grounded.
        In the U.S., the economic fundamentals appear to be in place: given the absence of inflation, the Federal Reserve Board held interest rates steady when it met in May; the economy is growing at a very healthy clip; and for a record 17 quarters in a row, corporate earnings have outstripped analysts' forecasts.
        The consensus expectation is that stock performance may be returning to its historical norm of 9% and 10% returns. We all need to keep in mind that 9% and 10% returns are very good ones. It's just that they seem slim compared to the very recent past.


                See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM CONSTELLATION FUND VS. BENCHMARK INDEXES

The chart compares your Fund to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500 or the NASDAQ Composite Index is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

GROWTH OF A $10,000 INVESTMENT

4/30/76-4/30/97

--------------------------------------------------------------------------------
                AIM Constellation Fund        S&P 500     NASDAQ Composite Index
--------------------------------------------------------------------------------
                                  (In thousands)
4/30/76                $ 9,443                $10,000               $10,000
4/77                     8,801                 10,082                10,599
4/78                    10,958                 10,427                12,786
4/79                    13,257                 11,546                14,856
4/80                    20,264                 12,737                15,541
4/81                    34,986                 16,715                24,061
4/82                    25,228                 15,493                20,504
4/83                    44,966                 23,076                32,533
4/84                    34,648                 23,459                27,469
4/85                    38,220                 27,594                31,146
4/86                    57,277                 37,581                42,544
4/87                    79,303                 47,552                46,382
4/88                    67,691                 44,490                42,100
4/89                    82,788                 54,625                47,463
4/90                    98,298                 60,328                46,633
4/91                   117,595                 70,925                53,810
4/92                   150,546                 80,891                64,240
4/93                   177,740                 88,346                73,426
4/94                   212,406                 93,051                81,465
4/95                   240,519                109,258                93,692
4/96                   329,813                142,182               132,162
4/97                   324,936                177,885               139,959

Past performance cannot guarantee comparable future results.

================================================================================
Average Annual Total Returns
============================

For periods ended 4/30/97.

Including sales charges.

Since Inception (4/30/76)         18.03%

                 20 Years         19.44

                 10 Years         14.50

                  5 Years         15.32

                  1 Year          -6.90
================================================================================


Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                        MARKET
                                        SHARES          VALUE
DOMESTIC COMMON STOCKS-83.91%

ADVERTISING/BROADCASTING-0.99%

American Radio Systems Corp.(a)           300,000   $    8,775,000
------------------------------------------------------------------

Chancellor Corp.-Class A(a)               154,000        4,312,000
------------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               1,500,000       72,750,000
------------------------------------------------------------------
Jacor Communications, Inc.(a)             786,700       22,125,938
------------------------------------------------------------------
Paxson Communications Corp.(a)            750,000        7,500,000
------------------------------------------------------------------
True North Communications, Inc.            61,400        1,174,275
------------------------------------------------------------------
                                                       116,637,213
------------------------------------------------------------------

AIRLINES-0.12%

Southwest Airlines Co.                    500,000       13,750,000
------------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-0.14%

Mark IV Industries, Inc.                  689,063       16,020,703
------------------------------------------------------------------

BANKING-0.62%

Bank of Boston Corp.                    1,000,000       72,750,000
------------------------------------------------------------------

BEVERAGES-ALCOHOLIC-0.10%

Cerner Corp.(a)                           725,000       11,690,625
------------------------------------------------------------------

BIOTECHNOLOGY-0.92%

Amgen, Inc.(a)                            912,700       53,735,212
------------------------------------------------------------------
Biogen, Inc.(a)                           668,100       21,379,200
------------------------------------------------------------------
Guidant Corp.                             500,000       34,125,000
------------------------------------------------------------------
                                                       109,239,412
------------------------------------------------------------------

BUSINESS SERVICES-1.25%

AccuStaff, Inc.(a)                      1,000,000       18,250,000
------------------------------------------------------------------
Corrections Corp. of America(a)           357,100       11,650,388
------------------------------------------------------------------
CUC International, Inc.(a)                900,000       19,012,500
------------------------------------------------------------------
Equifax, Inc.                             500,000       14,375,000
------------------------------------------------------------------
HealthCare COMPARE Corp.(a)               493,900       21,422,912
------------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)           1,350,000       30,712,500
------------------------------------------------------------------
Paychex, Inc.                             700,000       32,768,750
------------------------------------------------------------------
                                                       148,192,050
------------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.20%

IMC Global, Inc.                          625,000       23,046,875
------------------------------------------------------------------

COMPUTER MINI/PCS-3.61%

Compaq Computer Corp.(a)                1,350,000      115,256,250
------------------------------------------------------------------
Dell Computer Corp.(a)                  1,538,400      128,744,850
------------------------------------------------------------------
Gateway 2000, Inc.(a)                     500,000       27,437,500
------------------------------------------------------------------
Hewlett-Packard Co.                       750,000       39,375,000
------------------------------------------------------------------
Sun Microsystems, Inc.(a)               4,000,000      115,250,000
------------------------------------------------------------------
                                                       426,063,600
------------------------------------------------------------------

COMPUTER NETWORKING-0.88%

ACT Networks, Inc.(a)(b)                  500,000        6,750,000
------------------------------------------------------------------
Ascend Communications, Inc.(a)            625,000       28,593,750
------------------------------------------------------------------
Cabletron Systems, Inc.(a)              2,000,000       69,000,000
------------------------------------------------------------------
                                                       104,343,750
------------------------------------------------------------------

COMPUTER PERIPHERALS-1.78%

Adaptec, Inc.(a)                        1,700,000       62,900,000
------------------------------------------------------------------
EMC Corp.(a)                            2,000,000       72,750,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
COMPUTER PERIPHERALS-(CONTINUED)

Microchip Technology, Inc.(a)           2,100,075   $   65,627,344
------------------------------------------------------------------
Storage Technology Corp.(a)               250,000        8,781,250
------------------------------------------------------------------
                                                       210,058,594
------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-9.95%

Adobe Systems, Inc.                     1,350,000       52,818,750
------------------------------------------------------------------
Affiliated Computer Services,
  Inc.(a)                               1,000,000       26,000,000
------------------------------------------------------------------
BDM International Inc.(a)                 400,000        9,300,000
------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                463,200       14,822,400
------------------------------------------------------------------
BMC Software, Inc.(a)                   2,000,000       86,500,000
------------------------------------------------------------------
Cadence Design Systems, Inc.(a)         2,000,000       64,000,000
------------------------------------------------------------------
Centura Software Corp.(a)                  42,893           85,786
------------------------------------------------------------------
Computer Associates International,
  Inc.                                    500,000       26,000,000
------------------------------------------------------------------
Computer Sciences Corp.(a)                400,000       25,000,000
------------------------------------------------------------------
Compuware Corp.(a)                      2,000,000       75,500,000
------------------------------------------------------------------
CSG Systems International, Inc.(a)        510,000        9,052,500
------------------------------------------------------------------
DST Systems, Inc.(a)                    1,000,000       28,375,000
------------------------------------------------------------------
Electronic Arts, Inc.(a)                  500,000       12,062,500
------------------------------------------------------------------
Electronics for Imaging, Inc.(a)          317,200       12,450,100
------------------------------------------------------------------
First Data Corp.                          850,000       29,325,000
------------------------------------------------------------------
Fiserv, Inc.(a)                           625,000       23,593,750
------------------------------------------------------------------
HBO & Co.                                 900,000       48,150,000
------------------------------------------------------------------
HPR, Inc.(a)                              500,000        7,062,500
------------------------------------------------------------------
IDX Systems Corp.(a)                      356,900       10,617,775
------------------------------------------------------------------
McAfee Associates, Inc.(a)              1,000,000       55,750,000
------------------------------------------------------------------
Microsoft Corp.(a)                      1,000,000      121,500,000
------------------------------------------------------------------
National Data Corp.                       750,000       28,125,000
------------------------------------------------------------------
Network General Corp.(a)(b)             1,985,700       27,303,375
------------------------------------------------------------------
Oracle Corp.(a)                         1,600,000       63,600,000
------------------------------------------------------------------
Parametric Technology Co.(a)            2,317,300      104,857,825
------------------------------------------------------------------
Physician Computer Network, Inc.(a)     1,500,000        7,968,750
------------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                               1,000,000       25,250,000
------------------------------------------------------------------
Sterling Commerce, Inc.(a)              2,000,000       51,750,000
------------------------------------------------------------------
Sterling Software, Inc.(a)                500,000       15,250,000
------------------------------------------------------------------
SunGard Data Systems Inc.(a)              530,000       23,518,750
------------------------------------------------------------------
Sybase, Inc.(a)                         1,000,000       14,750,000
------------------------------------------------------------------
Synopsys, Inc.(a)                       2,000,000       63,750,000
------------------------------------------------------------------
Transition Systems, Inc.(a)                33,300          399,600
------------------------------------------------------------------
Wind River Systems(a)                     450,000       10,350,000
------------------------------------------------------------------
                                                     1,174,839,361
------------------------------------------------------------------

CONGLOMERATES-0.77%

Corning Inc.                            1,000,000       48,250,000
------------------------------------------------------------------
Tyco International Ltd.                   411,982       25,130,902
------------------------------------------------------------------
U.S. Industries, Inc.(a)                  500,000       18,062,500
------------------------------------------------------------------
                                                        91,443,402
------------------------------------------------------------------

CONSUMER NON-DURABLES-0.05%

Central Garden and Pet Co.(a)             300,000        5,981,250
------------------------------------------------------------------

COSMETICS & TOILETRIES-0.57%

General Nutrition Companies, Inc.(a)    1,750,000       37,625,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
COSMETICS & TOILETRIES-(CONTINUED)

McKesson Corp.                            167,600   $   12,130,050
------------------------------------------------------------------
Rexall Sundown, Inc.(a)                   877,500       17,440,313
------------------------------------------------------------------
                                                        67,195,363
------------------------------------------------------------------

ELECTRIC POWER-0.30%

AES Corp.(a)                              550,000       35,887,500
------------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-1.79%

AMETEK, Inc.                              300,000        6,712,500
------------------------------------------------------------------
Berg Electronics Corp.(a)                 500,000       15,000,000
------------------------------------------------------------------
BMC Industries, Inc.                      500,000       14,500,000
------------------------------------------------------------------
Methode Electronics, Inc.-Class A         450,000        6,356,250
------------------------------------------------------------------
Micron Electronics, Inc.(a)             1,200,000       24,450,000
------------------------------------------------------------------
Molex, Inc.-Class A                       292,969        8,496,094
------------------------------------------------------------------
Raychem Corp.                             270,300       17,434,350
------------------------------------------------------------------
SCI Systems, Inc.(a)                      105,300        6,502,275
------------------------------------------------------------------
Symbol Technologies, Inc.(a)              900,000       29,137,500
------------------------------------------------------------------
Teradyne, Inc.(a)                       2,000,000       65,500,000
------------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)        550,000       17,256,250
------------------------------------------------------------------
                                                       211,345,219
------------------------------------------------------------------

ELECTRONIC/PC DISTRIBUTERS-0.30%

Arrow Electronics, Inc.(a)                421,100       23,423,687
------------------------------------------------------------------
Avnet, Inc.                               200,000       12,175,000
------------------------------------------------------------------
                                                        35,598,687
------------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.12%

Imperial Credit Industries, Inc.(a)     1,000,000       14,562,500
------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.37%

Aames Financial Corp.(b)                1,060,500       16,305,187
------------------------------------------------------------------
American Express Co.                      580,700       38,253,612
------------------------------------------------------------------
Capital One Financial Corp.             1,700,000       61,412,500
------------------------------------------------------------------
Cityscape Financial Corp.(a)              183,700        2,456,988
------------------------------------------------------------------
Concord EFS, Inc.(a)                    2,250,000       44,437,500
------------------------------------------------------------------
Credit Acceptance Corp.(a)                500,000        5,406,250
------------------------------------------------------------------
Green Tree Financial Corp.              2,500,000       74,062,500
------------------------------------------------------------------
Household International, Inc.             650,000       57,200,000
------------------------------------------------------------------
IMC Mortgage Co.(a)(b)                  1,398,000       15,727,500
------------------------------------------------------------------
MBNA Corp.                              2,000,000       66,000,000
------------------------------------------------------------------
Money Store, Inc. (The)                 1,579,800       34,163,175
------------------------------------------------------------------
PMT Services, Inc.(a)                   1,000,000       11,875,000
------------------------------------------------------------------
Southern Pacific Funding Corp.(a)         300,000        3,187,500
------------------------------------------------------------------
Student Loan Marketing Association        450,000       53,212,500
------------------------------------------------------------------
SunAmerica, Inc.                          700,000       32,200,000
------------------------------------------------------------------
                                                       515,900,212
------------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.21%

Washington Mutual, Inc.                   510,600       25,210,875
------------------------------------------------------------------

FUNERAL SERVICES-1.30%

Equity Corp. International(a)             400,000        8,600,000
------------------------------------------------------------------
Service Corp. International             3,500,000      119,875,000
------------------------------------------------------------------
Stewart Enterprises, Inc.-Class A         750,000       24,750,000
------------------------------------------------------------------
                                                       153,225,000
------------------------------------------------------------------

FURNITURE-0.29%

Leggett & Platt, Inc.                   1,000,000       34,750,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
GAMING-0.84%

Circus Circus Enterprises(a)            1,250,000   $   30,156,250
------------------------------------------------------------------
GTECH Holdings Corp.(a)                   750,000       23,062,500
------------------------------------------------------------------
International Game Technology           1,358,300       21,563,013
------------------------------------------------------------------
MGM Grand, Inc.(a)                        732,100       24,708,375
------------------------------------------------------------------
                                                        99,490,138
------------------------------------------------------------------

HOTELS/MOTELS-1.05%

Choice Hotels International, Inc.(a)    1,500,000       21,000,000
------------------------------------------------------------------
Doubletree Corp.(a)                       702,800       29,517,600
------------------------------------------------------------------
HFS, Inc.(a)                              750,000       44,437,500
------------------------------------------------------------------
Promus Hotel Corp.(a)                     650,000       22,912,500
------------------------------------------------------------------
Sun International Hotels Ltd.(a)          200,000        6,075,000
------------------------------------------------------------------
                                                       123,942,600
------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.40%

Compdent Corp.(a)(b)                      350,800        5,656,650
------------------------------------------------------------------
Conseco Inc.                            1,000,000       41,375,000
------------------------------------------------------------------
                                                        47,031,650
------------------------------------------------------------------

INSURANCE (MULTI-LINE PROPERTY)-1.15%

CapMAC Holdings, Inc.                     850,000       22,100,000
------------------------------------------------------------------
MGIC Investment Corp.                   1,000,000       81,250,000
------------------------------------------------------------------
Progressive Corp.                          44,900        3,418,012
------------------------------------------------------------------
Providian Corp.                           500,000       28,875,000
------------------------------------------------------------------
                                                       135,643,012
------------------------------------------------------------------

LEISURE & RECREATION-0.71%

Harley-Davidson, Inc.                   1,500,000       59,250,000
------------------------------------------------------------------
Regal Cinemas, Inc.(a)                    500,000       13,625,000
------------------------------------------------------------------
Speedway Motorsports, Inc.(a)             511,200       10,671,300
------------------------------------------------------------------
                                                        83,546,300
------------------------------------------------------------------

MACHINE TOOLS-0.23%

Precision Castparts Corp.                 500,000       26,750,000
------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.49%

Pentair, Inc.                             500,000       14,937,500
------------------------------------------------------------------
Thermo Electron Corp.(a)                1,250,000       43,125,000
------------------------------------------------------------------
                                                        58,062,500
------------------------------------------------------------------

MEDICAL (DRUGS)-2.26%

Cardinal Health, Inc.                   2,143,200      114,125,400
------------------------------------------------------------------
Covance, Inc.(a)                        1,650,000       24,337,500
------------------------------------------------------------------
Curative Technologies, Inc.(a)            282,200        6,666,975
------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             900,000       26,100,000
------------------------------------------------------------------
Express Scripts, Inc.-Class A(a)          700,000       25,725,000
------------------------------------------------------------------
Forest Laboratories, Inc.(a)              500,000       17,062,500
------------------------------------------------------------------
Jones Medical Industries, Inc.          1,121,350       39,527,588
------------------------------------------------------------------
Parexel International Corp.(a)            458,200       12,829,600
------------------------------------------------------------------
                                                       266,374,563
------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-8.72%

American HomePatient, Inc.(a)(b)          750,000       14,437,500
------------------------------------------------------------------
Columbia/HCA Healthcare Corp.           1,700,000       59,500,000
------------------------------------------------------------------
FPA Medical Management, Inc.(a)         1,000,000       16,250,000
------------------------------------------------------------------
Genesis Health Ventures, Inc.(a)          600,000       17,925,000
------------------------------------------------------------------
Health Care and Retirement
  Corp.(a)(b)                           1,500,000       47,437,500
------------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                       3,184,687       85,190,377
------------------------------------------------------------------

HEALTHSOUTH Corp.(a)                    6,200,000      122,450,000
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
MEDICAL (PATIENT SERVICES)-(CONTINUED)

Humana, Inc.(a)                         1,975,000   $   42,956,250
------------------------------------------------------------------
Lincare Holdings, Inc.(a)               1,100,000       43,175,000
------------------------------------------------------------------
MedPartners, Inc.(a)                      800,000       14,600,000
------------------------------------------------------------------
Multicare Companies, Inc.(a)              702,700       13,087,787
------------------------------------------------------------------
OccuSystems, Inc.(a)                      430,000        8,868,750
------------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 524,200        6,290,400
------------------------------------------------------------------
Oxford Health Plans, Inc.(a)            1,450,000       95,518,750
------------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                         300,000       24,075,000
------------------------------------------------------------------
PhyCor, Inc.(a)                         1,050,000       27,956,250
------------------------------------------------------------------
Quorum Health Group, Inc.(a)            1,100,000       34,237,500
------------------------------------------------------------------
Tenet Healthcare Corp.(a)               4,950,000      128,700,000
------------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)      1,000,000       32,125,000
------------------------------------------------------------------
United Healthcare Corp.                 1,250,000       60,781,250
------------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       1,350,000       51,131,250
------------------------------------------------------------------
Vencor, Inc.(a)                         1,250,000       52,031,250
------------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)        752,000       31,772,000
------------------------------------------------------------------
                                                     1,030,496,814
------------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.10%

Boston Scientific Corp.(a)                680,952       32,855,934
------------------------------------------------------------------
Dentsply International, Inc.              550,000       27,225,000
------------------------------------------------------------------
Gulf South Medical Supply,
  Inc.(a)(b)                            1,054,700       15,029,475
------------------------------------------------------------------
Hillenbrand Industries, Inc.              650,000       27,950,000
------------------------------------------------------------------
Invacare Corp.                            885,200       17,593,350
------------------------------------------------------------------
Omnicare, Inc.                          3,250,000       79,218,750
------------------------------------------------------------------
Physician Sales & Service, Inc.(a)        750,000       10,875,000
------------------------------------------------------------------
Quintiles Transnational Corp.(a)          750,000       38,156,250
------------------------------------------------------------------
Steris Corp.(a)                           500,000       16,375,000
------------------------------------------------------------------
Sybron International Corp.(a)           2,000,000       66,500,000
------------------------------------------------------------------
US Surgical Corp.                       1,000,000       34,250,000
------------------------------------------------------------------
                                                       366,028,759
------------------------------------------------------------------

OFFICE AUTOMATION-0.31%

Xerox Corp.                               600,000       36,900,000
------------------------------------------------------------------

OFFICE PRODUCTS-0.57%

Avery Dennison Corp.                      600,000       22,050,000
------------------------------------------------------------------
Reynolds & Reynolds Co.-Class A         2,155,400       44,724,550
------------------------------------------------------------------
                                                        66,774,550
------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.65%

Apache Corp.                              686,800       23,351,200
------------------------------------------------------------------
Burlington Resources, Inc.                750,000       31,781,250
------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)      1,500,000       21,187,500
------------------------------------------------------------------
                                                        76,319,950
------------------------------------------------------------------

OIL & GAS (SERVICES)-1.36%

Camco International, Inc.                 963,700       42,764,187
------------------------------------------------------------------
Energy Ventures, Inc.(a)                  300,000       20,062,500
------------------------------------------------------------------
Global Marine, Inc.(a)                  1,750,000       35,218,750
------------------------------------------------------------------
Halliburton Co.                           500,000       35,312,500
------------------------------------------------------------------
Pennzoil Co.                              450,000       22,162,500
------------------------------------------------------------------
Veritas DGC, Inc.(a)                      250,000        4,812,500
------------------------------------------------------------------
                                                       160,332,937
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
OIL EQUIPMENT & SUPPLIES-3.44%

Baker Hughes, Inc.                      1,500,000   $   51,750,000
------------------------------------------------------------------
BJ Services Co.(a)                        500,000       23,562,500
------------------------------------------------------------------
Cooper Cameron Corp.(a)                   500,000       35,625,000
------------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)        750,000       48,281,250
------------------------------------------------------------------
ENSCO International, Inc.(a)            1,000,000       47,500,000
------------------------------------------------------------------
Falcon Drilling Co., Inc.(a)              800,000       30,600,000
------------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)(b)                            2,139,100       33,690,825
------------------------------------------------------------------
Nabors Industries, Inc.(a)              1,000,000       18,750,000
------------------------------------------------------------------
Pride Petroleum Services, Inc.(a)       1,208,100       20,839,725
------------------------------------------------------------------
Rowan Companies, Inc.(a)                  750,000       13,500,000
------------------------------------------------------------------
Smith International, Inc.(a)            1,000,000       47,375,000
------------------------------------------------------------------
Varco International, Inc.(a)(b)         1,500,000       34,500,000
------------------------------------------------------------------
                                                       405,974,300
------------------------------------------------------------------

POLLUTION CONTROL-1.10%

United Waste Systems, Inc.(a)           1,300,000       43,875,000
------------------------------------------------------------------
US Filter Corp.(a)                      1,300,000       39,487,500
------------------------------------------------------------------
USA Waste Services, Inc.(a)             1,410,000       46,177,500
------------------------------------------------------------------
                                                       129,540,000
------------------------------------------------------------------

PUBLISHING-0.25%

Gartner Group, Inc.(a)                    500,000       13,125,000
------------------------------------------------------------------
Times Mirror Co.                          300,000       16,575,000
------------------------------------------------------------------
                                                        29,700,000
------------------------------------------------------------------

RESTAURANTS-1.03%

Apple South, Inc.                       1,000,000       13,000,000
------------------------------------------------------------------
Applebee's International, Inc.          1,000,000       23,375,000
------------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                  1,250,000       33,437,500
------------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)        1,000,000       19,750,000
------------------------------------------------------------------
Outback Steakhouse, Inc.(a)               538,900       10,575,913
------------------------------------------------------------------
Planet Hollywood International,
  Inc.-Class A(a)                         425,000        7,809,375
------------------------------------------------------------------
Starbucks Corp.(a)                        450,000       13,443,750
------------------------------------------------------------------
                                                       121,391,538
------------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.56%

American Stores Co.                     1,300,000       59,150,000
------------------------------------------------------------------
Kroger Co.(a)                           2,400,000       66,000,000
------------------------------------------------------------------
Quality Food Centers, Inc.(a)             600,000       24,075,000
------------------------------------------------------------------
Revco D.S., Inc.(a)                       800,000       34,800,000
------------------------------------------------------------------
Rite Aid Corp.                            713,420       32,817,320
------------------------------------------------------------------
Safeway, Inc.(a)                        1,925,000       85,903,125
------------------------------------------------------------------
                                                       302,745,445
------------------------------------------------------------------

RETAIL (STORES)-8.79%

Bed Bath & Beyond, Inc.(a)              1,000,000       27,375,000
------------------------------------------------------------------
Blyth Industries, Inc.(a)                 172,000        6,794,000
------------------------------------------------------------------
CDW Computer Centers, Inc.(a)           1,049,700       50,385,600
------------------------------------------------------------------
CompUSA, Inc.(a)                        3,000,000       57,750,000
------------------------------------------------------------------
Consolidated Stores Corp.(a)            2,250,000       90,000,000
------------------------------------------------------------------
Dayton Hudson Corp.                     1,750,000       78,750,000
------------------------------------------------------------------
Dollar General Corp.                      950,066       30,045,837
------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               600,000       23,700,000
------------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        845,400        8,718,187
------------------------------------------------------------------
Gap, Inc.                                 500,000       15,937,500
------------------------------------------------------------------
Global DirectMail Corp.(a)                549,700        9,688,462
------------------------------------------------------------------
Hollywood Entertainment Corp.(a)           73,100        1,562,513
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE

RETAIL (STORES)-(CONTINUED)

Home Depot, Inc.                          100,000   $    5,800,000
------------------------------------------------------------------
Jones Apparel Group, Inc.(a)            1,150,000       48,012,500
------------------------------------------------------------------
Kohl's Corp.(a)                           700,000       34,212,500
------------------------------------------------------------------
Lowe's Companies, Inc.                  1,600,000       60,800,000
------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)       1,400,050       34,826,244
------------------------------------------------------------------
Meyer (Fred), Inc.(a)                     706,300       29,046,587
------------------------------------------------------------------
Micro Warehouse, Inc.(a)                1,159,600       20,003,100
------------------------------------------------------------------
Oakley, Inc.(a)                           500,000        5,125,000
------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                750,000       24,468,750
------------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)         850,000       18,168,750
------------------------------------------------------------------
PETsMART, Inc.(a)                       2,000,000       33,625,000
------------------------------------------------------------------
Ross Stores, Inc.                         734,000       20,643,750
------------------------------------------------------------------
Saks Holdings, Inc.(a)                     89,900        1,719,338
------------------------------------------------------------------
Sports Authority, Inc. (The)(a)(b)      1,250,000       22,187,500
------------------------------------------------------------------
Staples, Inc.(a)                        3,500,000       63,000,000
------------------------------------------------------------------
Tech Data Corp.(a)                      1,687,300       41,338,850
------------------------------------------------------------------
Tiffany & Co.                           1,000,000       39,625,000
------------------------------------------------------------------
TJX Companies, Inc.                       750,000       35,437,500
------------------------------------------------------------------
Toys "R" Us, Inc.(a)                    2,000,000       57,000,000
------------------------------------------------------------------
Viking Office Products, Inc.(a)         2,000,000       27,250,000
------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                  500,000       15,500,000
------------------------------------------------------------------
                                                     1,038,497,468
------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS-0.49%

Perkin-Elmer Corp.                        794,800       57,722,350
------------------------------------------------------------------

SECURITY & SAFETY SERVICES-0.07%

Rural/Metro Corp.(a)                      300,000        8,625,000
------------------------------------------------------------------

SEMICONDUCTORS-7.70%

Advanced Micro Devices, Inc.(a)         1,250,000       53,125,000
------------------------------------------------------------------
Altera Corp.(a)                         1,821,400       90,273,137
------------------------------------------------------------------
Analog Devices, Inc.(a)                 1,000,000       26,750,000
------------------------------------------------------------------
Applied Materials, Inc.(a)              1,150,000       63,106,250
------------------------------------------------------------------
Atmel Corp.(a)                            500,000       12,437,500
------------------------------------------------------------------
Intel Corp.                               150,000       22,968,750
------------------------------------------------------------------
Kemet Corp.(a)                            279,900        5,458,050
------------------------------------------------------------------
KLA Instruments Corp.(a)                1,500,000       66,750,000
------------------------------------------------------------------
Lam Research Corp.(a)                     525,000       15,225,000
------------------------------------------------------------------
Linear Technology Corp.                 1,500,000       75,375,000
------------------------------------------------------------------
LSI Logic Corp.(a)                      1,500,000       57,375,000
------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)      1,275,000       67,415,625
------------------------------------------------------------------
Micron Technology, Inc.                   800,000       28,200,000
------------------------------------------------------------------
Motorola, Inc.                          1,000,000       57,250,000
------------------------------------------------------------------
National Semiconductor Corp.(a)         2,250,000       56,250,000
------------------------------------------------------------------
Novellus Systems, Inc.(a)                 500,000       28,875,000
------------------------------------------------------------------
Solectron Corp.(a)                        300,000       17,212,500
------------------------------------------------------------------
Tencor Instruments(a)                     511,700       22,706,687
------------------------------------------------------------------
Texas Instruments, Inc.                   700,000       62,475,000
------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            225,000        7,087,500
------------------------------------------------------------------
Xilinx, Inc.(a)                         1,500,000       73,500,000
------------------------------------------------------------------
                                                       909,815,999
------------------------------------------------------------------

SHOES & RELATED APPAREL-0.54%

Nine West Group, Inc.(a)                1,113,100       44,106,587
------------------------------------------------------------------
Wolverine World Wide, Inc.                500,000       20,125,000
------------------------------------------------------------------
                                                        64,231,587
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
TELECOMMUNICATIONS-3.42%

ACC Corp.                                  81,500   $    1,293,813
------------------------------------------------------------------
ADC Telecommunications, Inc.(a)         3,000,000       78,375,000
------------------------------------------------------------------
Andrew Corp.(a)                         1,014,500       25,108,875
------------------------------------------------------------------
Aspect Telecommunications Corp.(a)      1,200,000       21,300,000
------------------------------------------------------------------
Billing Information Concepts(a)(b)        780,000       18,622,500
------------------------------------------------------------------
DSC Communications Corp.(a)             2,000,000       40,750,000
------------------------------------------------------------------
Lucent Technologies, Inc.               1,000,000       59,125,000
------------------------------------------------------------------
PairGain Technologies, Inc.(a)(b)       1,000,000       26,000,000
------------------------------------------------------------------
QUALCOMM, Inc.(a)                         300,000       14,025,000
------------------------------------------------------------------
Tellabs, Inc.(a)                        2,000,000       79,750,000
------------------------------------------------------------------
U.S. Long Distance Corp.(a)               343,300        4,162,512
------------------------------------------------------------------
WorldCom, Inc.(a)                       1,500,000       36,000,000
------------------------------------------------------------------
                                                       404,512,700
------------------------------------------------------------------

TELEPHONE-0.24%

Cincinnati Bell, Inc.                     500,000       28,000,000
------------------------------------------------------------------

TEXTILES-1.41%

Liz Claiborne, Inc.                     1,250,000       56,562,500
------------------------------------------------------------------
Nautica Enterprises, Inc.(a)            1,500,000       33,187,500
------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 1,150,000       45,712,500
------------------------------------------------------------------
Unifi, Inc.                             1,000,000       31,000,000
------------------------------------------------------------------
                                                       166,462,500
------------------------------------------------------------------

TRANSPORTATION-0.07%

AirNet Systems, Inc.(a)                   560,000        8,680,000
------------------------------------------------------------------

TRUCKING-0.33%

Consolidated Freightways, Inc.            825,000       24,543,750
------------------------------------------------------------------
USFreightways Corp.                       550,000       14,850,000
------------------------------------------------------------------
                                                        39,393,750
------------------------------------------------------------------
    Total Domestic Common Stocks                     9,910,718,601
------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.07%

INSURANCE (MULTI-LINE PROPERTY)-0.07%

MGIC Investment Corp.-$3.12 Conv.
  Pfd.                                    116,500        8,140,438
------------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                                   8,140,438
------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.54%

CANADA-1.28%

CanWest Global Communications Corp.
  (Electronic
  Components/Miscellaneous)             2,250,000       30,093,750
------------------------------------------------------------------
Newbridge Networks Corp. (Computer
  Networking)(a)                        2,000,000       63,500,000
------------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                    550,000       39,943,750
------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Metals)                                225,000       17,296,875
------------------------------------------------------------------
                                                       150,834,375
------------------------------------------------------------------

FINLAND-0.62%

Nokia Oy A.B.-Class
  A-ADR (Telecommunications)              999,950       64,621,769
------------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications)                    152,650        9,437,154
------------------------------------------------------------------
                                                        74,058,923
------------------------------------------------------------------

FRANCE-0.10%

SGS-Thomson Microelectronics
  N.V.-New York shares
  (Semiconductors)(a)                     146,100       11,450,588
------------------------------------------------------------------

IRELAND-0.52%

CBT Group PLC-ADR (Computer
  Software/Services)(a)                    49,400        2,402,075
------------------------------------------------------------------
Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                    1,750,000       59,500,000
------------------------------------------------------------------
                                                        61,902,075
------------------------------------------------------------------

                                                        MARKET
                                        SHARES          VALUE
ISRAEL-0.17%

Tecnomatix Technologies Ltd.
  (Computer Software/Services)(a)         329,500   $    8,443,438
------------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Medical-Drugs)                225,000       11,418,750
------------------------------------------------------------------
                                                        19,862,188
------------------------------------------------------------------

ITALY-0.05%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                  1,074,000        3,369,080
------------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                  1,074,000        2,843,425
------------------------------------------------------------------
                                                         6,212,505
------------------------------------------------------------------

NETHERLANDS-0.61%

Baan Co., N.V.
  (Computer Software/Services)(a)         550,000       29,562,500
------------------------------------------------------------------
Gucci Group N.V.-ADR (Textiles)           500,000       34,687,500
------------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                            328,500        6,794,924
------------------------------------------------------------------
                                                        71,044,924
------------------------------------------------------------------

SWEDEN-0.57%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                  2,000,000       67,250,000
------------------------------------------------------------------

UNITED KINGDOM-0.62%

Burton Group PLC (Retail-Stores)        2,700,000        6,673,419
------------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Automation)                   2,000,000       61,125,000
------------------------------------------------------------------
Granada Group PLC (Leisure &
  Recreation)                             390,000        5,625,608
------------------------------------------------------------------
                                                        73,424,027
------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests      536,039,605
------------------------------------------------------------------
                                       PRINCIPAL        MARKET
                                        AMOUNT           VALUE

DOMESTIC CONVERTIBLE BONDS-0.22%

ADVERTISING/BROADCASTING-0.06%

Jacor Communications Inc., Sr. Conv.
  LYONS, 5.50%, 06/12/11(c)           $14,450,000        6,683,125
------------------------------------------------------------------

                                       PRINCIPAL        MARKET
                                        AMOUNT           VALUE
FINANCE (CONSUMER CREDIT)-0.15%

Aames Financial Corp., Conv. Sub.
  Deb., 5.50%, 03/15/06(b)            $ 7,150,000   $     6,353,848
-------------------------------------------------------------------
Cityscape Financial Corp., Conv.
  Sub. Deb., 6.00%, 05/01/06(d)
  (Acquired 08/06/96 - 04/17/97;
  Cost $7,563,854)                     17,345,000        11,504,765
-------------------------------------------------------------------
                                                         17,858,613
-------------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-0.01%

Multicare Companies Inc., Conv. Sub.
  Deb., 7.00%, 03/15/03(d) (Acquired
  01/13/97; Cost $1,800,000)(c)         1,500,000         1,717,500
-------------------------------------------------------------------
    Total Domestic Convertible Bonds                     26,259,238
-------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS-0.22%

NETHERLANDS-0.16%

Baan Co., N.V. (Computer
  Software/Services), Conv. Sub.
  Notes, 4.50%, 12/15/01(d)
  (Acquired 01/13/97 - 01/24/97;
  Cost $16,084,313)                    13,965,000        18,961,817
-------------------------------------------------------------------

SWITZERLAND-0.06%

Sandoz Capital BVI Ltd. (Chemicals),
  Sr. Conv. Deb., 2.00%, 10/06/02(d)
  (Acquired 11/04/96 - 11/13/96;
  Cost $6,240,625)                      5,540,000         6,952,700
-------------------------------------------------------------------
    Total Foreign Convertible Bonds                      25,914,517
-------------------------------------------------------------------

REPURCHASE AGREEMENTS-4.75%(e)

Goldman, Sachs & Co., 5.375%,
  05/01/97(f)                           5,270,186         5,270,186
-------------------------------------------------------------------
Goldman, Sachs & Co., 5.375%,
  05/01/97(g)                         555,263,395       555,263,395
-------------------------------------------------------------------
    Total Repurchase Agreements                         560,533,581
-------------------------------------------------------------------

TIME DEPOSIT-0.16%

Deutsche Morgan Grenfelt/C.J.
  Lawrence Inc.
    5.75%, 05/01/97                    20,000,000        20,000,000
-------------------------------------------------------------------

U.S. TREASURY BILLS-5.63%(h)

    5.10%, 06/26/97                   664,537,605(i)    664,537,605
-------------------------------------------------------------------
TOTAL INVESTMENTS-99.50%                             11,752,143,585
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.50%                      59,404,105
-------------------------------------------------------------------
NET ASSETS-100.00%                                  $11,811,547,690
===================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of April 30, 1997 was $342,996,854 which represented 2.90% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of this security at April 30, 1997 was $39,136,782, which represents 0.33% of the Fund's net assets.
(e) Collateral on repurchase agreements, include the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/97 with a maturing value of $825,123,177. Collaterized by $823,214,000 U.S. Treasury obligations, 0% to 9.375% due 07/03/97 to 02/15/27 with an aggregate market value of $842,392,678.
(g) Joint repurchase agreement entered into 04/30/97 with a maturing value of $701,547,221. Collaterized by $757,320,000 U.S. Treasury obligations at 0% to 9.375% due 07/17/97 to 02/15/26 with an aggregate market value of $716,184,843.
(h) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 6.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
LYONS - Liquid Yield Option Notes
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $9,635,077,907)                            $11,752,143,585
------------------------------------------------------------
Foreign currencies, at market value (cost
  $757)                                                  739
------------------------------------------------------------
Receivables for:
  Investments sold                               130,129,821
------------------------------------------------------------
  Capital stock sold                              21,450,503
------------------------------------------------------------
  Dividends and interest                           2,980,490
------------------------------------------------------------
  Variation margin                                 2,455,500
------------------------------------------------------------
Investment for deferred compensation plan             73,882
------------------------------------------------------------
Other assets                                          44,900
------------------------------------------------------------
      Total assets                            11,909,279,420
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           48,427,070
------------------------------------------------------------
  Capital stock reacquired                        35,154,727
------------------------------------------------------------
  Deferred compensation                               73,882
------------------------------------------------------------
Accrued advisory fees                              5,764,650
------------------------------------------------------------
Accrued administrative services fees                  21,231
------------------------------------------------------------
Accrued directors' fees                               17,187
------------------------------------------------------------
Accrued distribution fees                          4,135,002
------------------------------------------------------------
Accrued transfer agent fees                        2,160,574
------------------------------------------------------------
Accrued operating expenses                         1,977,407
------------------------------------------------------------
      Total liabilities                           97,731,730
------------------------------------------------------------
Net assets applicable to shares outstanding  $11,811,547,690
============================================================

NET ASSETS:

Class A                                      $11,505,285,655
============================================================
Institutional Class                          $   306,262,035
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    479,369,178
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     12,459,982
============================================================
CLASS A:
  Net asset value and redemption price per
    share                                    $         24.00
============================================================
  Offering price per share:
    (Net asset value of $24.00 divided by
      94.50%)                                $         25.40
============================================================
INSTITUTIONAL CLASS:
  Net asset value, offering and redemption
    price per share                          $         24.58
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:
Dividends (net of $408,840 foreign
  withholding tax)                            $   14,766,590
------------------------------------------------------------
Interest                                          30,752,729
------------------------------------------------------------
    Total investment income                       45,519,319
------------------------------------------------------------

EXPENSES:

Advisory fees                                     38,143,072
------------------------------------------------------------
Administrative service fees                          131,642
------------------------------------------------------------
Custodian fees                                       442,449
------------------------------------------------------------
Directors' fees                                       34,340
------------------------------------------------------------
Distribution fees-Class A                         17,790,913
------------------------------------------------------------
Transfer agent fees-Class A                        9,637,007
------------------------------------------------------------
Transfer agent fees-Institutional Class               14,456
------------------------------------------------------------
Other                                              2,325,081
------------------------------------------------------------
    Total expenses                                68,518,960
------------------------------------------------------------
Less: Fees waived by advisor                      (1,273,103)
------------------------------------------------------------
    Expenses paid indirectly                         (99,884)
------------------------------------------------------------
    Net expenses                                  67,145,973
------------------------------------------------------------
Net investment income (loss)                     (21,626,654)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                          253,029,008
------------------------------------------------------------
  Foreign currencies                                (304,504)
------------------------------------------------------------
  Futures contracts                              104,122,264
------------------------------------------------------------
                                                 356,846,768
------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                         (614,289,674)
------------------------------------------------------------
  Foreign currencies                                 (11,004)
------------------------------------------------------------
  Futures contracts                              (33,091,970)
------------------------------------------------------------
                                                (647,392,648)
------------------------------------------------------------
      Net gain (loss) on investment
         securities, foreign currencies and
         futures contracts                      (290,545,880)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $ (312,172,534)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                 APRIL 30,        OCTOBER 31,
                                                                   1997              1996
OPERATIONS:

  Net investment income (loss)                                $   (21,626,654)  $   (25,042,610)
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                      356,846,768       394,119,929
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts         (647,392,648)      672,745,646
-----------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (312,172,534)    1,041,822,965
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (401,530,087)     (233,242,373)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (10,336,039)       (4,789,469)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         956,209,959     3,470,281,071
-----------------------------------------------------------------------------------------------
  Institutional Class                                              30,835,429       135,200,711
-----------------------------------------------------------------------------------------------
       Net increase in net assets                                 263,006,728     4,409,272,905
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,548,540,962     7,139,268,057
-----------------------------------------------------------------------------------------------
  End of period                                               $11,811,547,690   $11,548,540,962
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,395,851,171   $ 8,408,805,783
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (21,751,192)         (124,538)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts          333,181,244       388,200,602
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            2,104,266,467     2,751,659,115
-----------------------------------------------------------------------------------------------
                                                              $11,811,547,690   $11,548,540,962
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares and charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
E. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntary waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the six months ended April 30, 1997, AIM waived fees of $1,273,103. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $131,642 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Class A shares. During the six months ended April 30, 1997, AFS was paid $5,265,385 for such services. During the six months ended April 30, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") with respect to the Institutional Class $14,456 for shareholder and transfer agency services.
  The Fund received reductions in transfer agency fees of $93,574 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $6,310 from pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $99,884 during the six months ended April 30, 1997.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), with respect to the Class A shares, whereby the Fund pays AIM Distributors an annual rate of 0.30% of the Class A shares average daily net assets as compensation for services related to the sales and distribution of the Class A shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class A shares, in amounts of up to 0.25% of the average net assets of the Class A shares attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A shares. During the six months ended April 30, 1997, the Class A shares paid AIM Distributors $17,790,913 as compensation under the Plan.
  AIM Distributors received commissions of $6,178,551 from Class A capital stock transactions during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1997, AIM Distributors received commissions of $145,208 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the six months ended April 30, 1997, the Fund paid legal fees of $20,475 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $4,450,537,743 and $3,841,421,244, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                  $2,499,681,274
-------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (384,213,274)
-------------------------------------------------------
Net unrealized appreciation of
  investment securities                  $2,115,468,000
=======================================================

Cost of investments for tax purposes is $9,636,675,585.

NOTE 6-FUTURES CONTRACT

On April 30, 1997, $27,285,000 par value U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts.

  Futures contracts outstanding at April 30, 1997:

     (Contracts--$500 times index/delivery month/commitment)

                                            Unrealized
                                           Appreciation
                                          (Depreciation)
                                          --------------
S&P 500 Index/1,637 contracts/Jun 97/Buy   $(12,789,125)
========================================================

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                               APRIL 30, 1997                  OCTOBER 31, 1996
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
 Class A                114,119,928   $ 2,895,955,476    282,903,859   $ 6,791,107,589
--------------------    -----------   ---------------   ------------   ---------------
 Institutional Class      3,519,313        91,297,192      7,711,696       189,568,037
--------------------    -----------   ---------------   ------------   ---------------
Issued as
 reinvestment of
 dividends:
 Class A                 15,529,296       381,399,365     10,007,849       218,670,843
--------------------    -----------   ---------------   ------------   ---------------
 Institutional Class        387,258         9,720,186        200,095         4,444,113
--------------------    -----------   ---------------   ------------   ---------------
Reacquired:
 Class A                (92,033,269)   (2,321,144,882)  (146,642,433)   (3,539,497,361)
--------------------    -----------   ---------------   ------------   ---------------
 Institutional Class     (2,711,919)      (70,181,949)    (2,422,264)      (58,811,439)
--------------------    -----------   ---------------   ------------   ---------------
                         38,810,607   $   987,045,388    151,758,802   $ 3,605,481,782
====================    ===========   ===============   ============   ===============

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended April 30, 1997, each of the years in the eight-year period ended October 31, 1996 and the ten months ended October 31, 1988.

                                                                               October 31,
                                  April 30,      ------------------------------------------------------------------------
                                    1997            1996          1995         1994         1993        1992       1991
                                 -----------     -----------   ----------   ----------   ----------   --------   --------
Net asset value, beginning of
  period                         $     25.48     $     23.69   $    18.31   $    17.04   $    13.25   $  11.72   $   6.59
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Income from investment
  operations:
    Net investment income
      (loss)                           (0.05)          (0.06)       (0.05)       (0.02)       (0.04)     (0.04)     (0.03)
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
    Net gains (losses) on
      securities (both realized
      and unrealized)                  (0.54)           2.60         5.95         1.29         3.83       1.76       5.16
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
        Total from investment
          operations                   (0.59)           2.54         5.90         1.27         3.79       1.72       5.13
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Less distributions:
    Dividends from net
      investment income                   --              --           --           --           --         --         --
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
    Distributions from capital
      gains                            (0.89)          (0.75)       (0.52)          --           --      (0.19)        --
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
        Total distributions            (0.89)          (0.75)       (0.52)          --           --      (0.19)        --
-------------------------------  -----------     -----------   ----------   ----------   ----------   --------   --------
Net asset value, end of period   $     24.00     $     25.48   $    23.69   $    18.31   $    17.04   $  13.25   $  11.72
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Total return(b)                        (2.41)%         11.26%       33.43%        7.45%       28.60%     14.82%     77.85%
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                       $11,505,286     $11,255,506   $7,000,350   $3,726,029   $2,756,497   $966,472   $342,835
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Ratio of expenses to average
  net assets(c)                         1.12%(d)(e)     1.14%        1.16%        1.20%        1.22%      1.21%      1.35%
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Ratio of net investment income
  (loss) to average net
  assets(f)                           (0.37)%(d)       (0.27)%      (0.32)%      (0.15)%      (0.31)%    (0.42)%    (0.41)%
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Portfolio turnover rate                   33%             58%          45%          79%          70%        62%       109%
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Average broker commission rate
  paid(h)                        $    0.0588     $    0.0596          N/A          N/A          N/A        N/A        N/A
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)            --              --           --           --           --         --         --
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Average amount of debt
  outstanding during the period
  (000s omitted)(i)                       --              --           --           --           --         --         --
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Average amount of shares
  outstanding during the period
  (000s omitted)(i)                  468,998         381,030      244,731      182,897      124,101     55,902     21,205
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========
Average amount of debt per
  share during the period                 --              --           --           --           --         --         --
===============================  ===========     ===========   ==========   ==========   ==========   ========  =========

                                          October 31,
                                 ------------------------------
                                   1990       1989     1988(a)
                                 --------   --------   --------
Net asset value, beginning of
  period                         $   9.40   $   7.34   $   6.35
-------------------------------  --------   --------   --------
Income from investment
  operations:
    Net investment income
      (loss)                        (0.03)      0.01      (0.03)
-------------------------------  --------   --------   --------
    Net gains (losses) on
      securities (both realized
      and unrealized)               (1.23)      2.46       1.02
-------------------------------  --------   --------   --------
        Total from investment
          operations                (1.26)      2.47       0.99
-------------------------------  --------   --------   --------
Less distributions:
    Dividends from net
      investment income             (0.01)        --         --
-------------------------------  --------   --------   --------
    Distributions from capital
      gains                         (1.54)     (0.41)        --
-------------------------------  --------   --------   --------
        Total distributions         (1.55)     (0.41)        --
-------------------------------  --------   --------   --------
Net asset value, end of period   $   6.59   $   9.40   $   7.34
===============================  ========   ========   ========
Total return(b)                    (16.17)%    35.50%     15.59%
===============================  ========   ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
  omitted)                       $ 83,304   $ 74,731   $ 78,272
===============================  ========   ========   ========
Ratio of expenses to average
  net assets(c)                      1.37%      1.36%      1.30%(g)
===============================  ========   ========   ========
Ratio of net investment income
  (loss) to average net
  assets(f)                         (0.44)%     0.07%     (0.57)%(g)
===============================  ========   ========   ========
Portfolio turnover rate               192%       149%       131%
===============================  ========   ========   ========
Average broker commission rate
  paid(h)                             N/A        N/A        N/A
===============================  ========   ========   ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)         --   $  9,610   $  5,266
===============================  ========   ========   ========
Average amount of debt
  outstanding during the period
  (000s omitted)(i)              $  2,344   $  2,609   $  2,148
===============================  ========   ========   ========
Average amount of shares
  outstanding during the period
  (000s omitted)(i)                11,397     10,050     10,845
===============================  ========   ========   ========
Average amount of debt per
  share during the period        $   0.21   $   0.26   $   0.20
===============================  ========   ========   ========
(a) The Fund changed investment advisors on September 30, 1988.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) Ratios of expenses prior to waiver of advisory fees are 1.14% (annualized), 1.16%, 1.18% and 1.21% for the periods
    1997-1994, respectively.

(d) Ratios are annualized and based on average net assets of $11,958,901,203.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(f) Ratios of net investment income (loss) prior to waiver of advisory fees are (0.39)% (annualized), (0.29)%, (0.34)% and (0.16)% for the periods 1997-1994, respectively.

(g) Annualized.

(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

(i) Averages computed on a daily basis.

SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Constellation Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                  0          19,923,485
     Bruce L. Crockett...........................................  619,427,685                  0          19,307,045
     Owen Daly II................................................  618,919,919                  0          19,814,811
     Carl Frischling.............................................  619,275,356                  0          19,459,374
     Robert H. Graham............................................  619,431,576                  0          19,303,154
     John F. Kroeger.............................................  618,878,096                  0          19,856,634
     Lewis F. Pennock............................................  619,272,998                  0          19,461,732
     Ian W. Robinson.............................................  618,944,840                  0          19,789,890
     Louis S. Sklar..............................................  619,462,714                  0          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  230,906,150          3,535,231           9,875,635
(3)  Approval of Sub-Advisory Agreement..........................  230,060,493          4,051,941          10,204,582
(4)  Elimination of Fundamental Investment Policy................  167,170,198          8,866,029          10,438,104
(5)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                         OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer
Chairman                                   Charles T. Bauer                           11 Greenway Plaza
A I M Management Group Inc.                Chairman                                   Suite 100
                                                                                      Houston, TX 77046
Bruce L. Crockett                          Robert H. Graham
Formerly Director, President, and          President                                  INVESTMENT ADVISOR
Chief Executive Officer
COMSAT Corporation                         John J. Arthur                             A I M Advisors, Inc.
                                           Senior Vice President and Treasurer        11 Greenway Plaza
Owen Daly II                                                                          Suite 100
Director                                   Gary T. Crum                               Houston, TX 77046
Cortland Trust Inc.                        Senior Vice President
                                                                                      TRANSFER AGENT
Jack Fields                                Scott G. Lucas
Formerly Member of the                     Senior Vice President                      A I M Fund Services, Inc.
U.S. House of Representatives                                                         P.O. Box 4739
                                           Carol F. Relihan                           Houston, TX 77210-4739
Carl Frischling                            Senior Vice President and Secretary
Partner                                                                               CUSTODIAN
Kramer, Levin, Naftalis & Frankel          Jonathan C. Schoolar
                                           Senior Vice President                      State Street Bank & Trust
Robert H. Graham                                                                      225 Franklin Street
President and Chief Executive Officer      Melville B. Cox                            Boston, MA 02110
A I M Management Group Inc.                Vice President
                                                                                      COUNSEL TO THE FUND
John F. Kroeger                            Dana R. Sutton
Formerly Consultant                        Vice President and Assistant Treasurer     Ballard Spahr
Wendell & Stockel Associates, Inc.                                                    Andrews & Ingersoll
                                           P. Michelle Grace                          1735 Market Street
Lewis F. Pennock                           Assistant Secretary                        Philadelphia, PA 19103
Attorney
                                           David L. Kite                              COUNSEL TO THE DIRECTORS
Ian W. Robinson                            Assistant Secretary
Consultant; Formerly Executive                                                        Kramer, Levin, Naftalis & Frankel
Vice President and                         Nancy L. Martin                            919 Third Avenue
Chief Financial Officer                    Assistant Secretary                        New York, NY 10022
Bell Atlantic Management
Services, Inc.                             Ofelia M. Mayo                             DISTRIBUTOR
                                           Assistant Secretary
Louis S. Sklar                                                                        A I M Distributors, Inc.
Executive Vice President                   Kathleen J. Pflueger                       11 Greenway Plaza
Hines Interests                            Assistant Secretary                        Suite 100
Limited Partnership                                                                   Houston, TX 77046
                                           Samuel D. Sirko
                                           Assistant Secretary

                                           Stephen I. Winer
                                           Assistant Secretary

                                           Mary J. Benson
                                           Assistant Treasurer

                                                                      THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                      AGGRESSIVE GROWTH
                                                                      AIM Aggressive Growth Fund*
                                                                      AIM Capital Development Fund
                                                                      AIM Constellation Fund
              [PHOTO OF                                               AIM Global Aggressive Growth Fund
           11 Greenway Plaza
            APPEARS HERE]                                             GROWTH
                                                                      AIM Blue Chip Fund
                                                                      AIM Global Growth Fund
                                                                      AIM Growth Fund
                                                                      AIM International Equity Fund
                                                                      AIM Value Fund
                                                                      AIM Weingarten Fund

                                                                      GROWTH AND INCOME
                                                                      AIM Balanced Fund
                                                                      AIM Charter Fund

                                                                      INCOME AND GROWTH
                                                                      AIM Global Utilities Fund

                                                                      HIGH CURRENT INCOME
                                                                      AIM High Yield Fund

                                                                      CURRENT INCOME
                                                                      AIM Global Income Fund
                                                                      AIM Income Fund

                                                                      CURRENT TAX-FREE INCOME
                                                                      AIM Municipal Bond Fund
                                                                      AIM Tax-Exempt Bond Fund of CT
                                                                      AIM Tax-Free Intermediate Shares

                                                                      CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                      AIM Intermediate Government Fund

                                                                      HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                      AIM Limited Maturity Treasury Shares

                                                                      STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                      AIM Money Market Fund

A I M Management Group Inc. has provided leadership in                STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and managed                       AIM Tax-Exempt Cash Fund
approximately $73 billion in assets for more than
3.5 million shareholders, including individual
investors, corporate clients, and financial                           *AIM Aggressive Growth Fund was closed to new investors
institutions, as of May 23, 1997. The AIM Family of                   on June 5, 1997. For more complete information about
Funds--Registered Trademark--is distributed nationwide,               any AIM Fund(s), including sales charges and expenses,
and AIM today ranks among the nation's top 15 mutual                  ask your financial consultant or securities dealer for
fund companies in assets under management, according                  a free prospectus(es). Please read the prospectus(es)
to Lipper Analytical Services, Inc.                                   carefully before you invest or send money.

[AIM LOGO APPEARS HERE]
                                                                                                           -----------------
A I M Distributors, Inc.                                                                                        BULK RATE
11 Greenway Plaza, Suite 100                                                                                  U.S. POSTAGE
Houston, TX 77046                                                                                                PAID
                                                                                                               HOUSTON, TX
                                                                                                             Permit No. 1919
                                                                                                           ------------------

